UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

Radian Group Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

(215) 231-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2006, Radian entered into a Separation of Employment Agreement (the “Separation Agreement”) with Howard Yaruss, Radian’s former Executive Vice President, General Counsel and Secretary, who left Radian on September 20, 2006 (the “Separation Date”). The Separation Agreement effectively incorporates and carries-out the terms of the previously disclosed Retention Agreement between Radian and Mr. Yaruss, dated February 14, 2005 (the “Retention Agreement”). Under the Separation Agreement:

(1)	Mr. Yaruss is entitled to the following amounts and benefits (subject to applicable tax withholdings):

•	salary continuation payments, at the monthly rate of his existing base salary, for a period of 18 months following the Separation Date;

•	his target cash bonus for 2006 ($375,000), pro rated through the Separation Date and payable in cash when bonuses for 2006 are otherwise paid to Radian’s executive officers;

•	continuing health coverage for 18 months following the Separation Date;

•	reimbursement for customary and reasonable executive outplacement services for a period not to exceed 12 months; and

•	the value of his interest in the Radian Supplemental Executive Retirement Plan as of March 20, 2007, payable in cash prior to the end of April 2007.

(2)	For a period of 18 months following the Separation Date, Mr. Yaruss may not directly or indirectly solicit or hire (or attempt to solicit or hire) any employee, consultant, or independent contractor of Radian.

(3)	If reasonably requested by Radian, Mr. Yaruss agrees to provide transition services to Radian through March 20, 2007.

(4)	Mr. Yaruss agrees to release Radian and its past and present affiliates from any and all matters or claims, whether known or unknown.

(5)	The previously disclosed Change of Control Agreement between Radian and Mr. Yaruss, dated October 30, 1997, will remain in effect until its termination on March 20, 2007. Mr. Yaruss will not be entitled to any amounts or benefits under the Separation Agreement if he becomes entitled to any payments under the Change of Control Agreement. The Retention Agreement, which also terminates March 20, 2007, is superseded by the Separation Agreement.

(6)	Mr. Yaruss has the right to revoke the Separation Agreement at any time before October 27, 2006.

The following agreements are incorporated into this Item 1.01 as if fully set forth herein: (1) the Separation Agreement filed as Exhibit 10.1 to this report; (2) the Retention Agreement filed as Exhibit 10.25 to Radian’s Annual Report on Form 10-K for the year ended December 31, 2004; and (3) the Change of Control Agreement filed as Exhibit 10.3 to Radian’s Annual Report on Form 10-K for the year ended December 31, 2001.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Separation Agreement between Radian Group Inc. and Howard Yaruss, dated October 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: October 24, 2006	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Vice President, Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement between Radian Group Inc. and Howard Yaruss, dated October 18, 2006.